UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: May 5, 2006

MONOGRAM BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Oyster Point Blvd., South San Francisco, California, 94080

(Address of Principal Executive Offices, including zip code)

(650) 635-1100

(Registrant’s Telephone Number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 5, 2006, Monogram Biosciences, Inc. entered into a Collaboration Agreement with Pfizer Inc. regarding the global availability of Monogram’s Co-Receptor Tropism Assay (the “Collaboration Agreement”). The Collaboration Agreement has an initial term that expires on December 31, 2009, and is renewable by Pfizer for five successive one-year terms.

Under the agreement, Pfizer and Monogram will collaborate to make Monogram’s Co-Receptor Tropism Assay available globally. Monogram will be responsible for making the assay available in the U.S. and performing the assay in accordance with agreed upon performance standards. Monogram also will be obligated to undertake certain efforts to plan for, establish and maintain an infrastructure to support the commercial availability of the assay outside the U.S. in countries designated by Pfizer, and Monogram will be obligated to perform the assay with respect to patient blood samples originating outside of the U.S. in accordance with agreed upon performance standards. Pfizer will be responsible for sales, marketing and regulatory matters related to the assay outside of the U.S. Pfizer will reimburse Monogram for costs Monogram incurs in establishing and maintaining the necessary logistics infrastructure to make the assay available outside of the U.S., and Pfizer will pay Monogram for each assay Monogram performs with respect to patient blood samples originating outside of the U.S.

Subject to certain limitations, Pfizer will be entitled to establish its own facility to perform the assay in support of its human clinical trials, and to perform the assay in respect of patient blood samples following certain uncured material breaches of the Collaboration Agreement (including the performance standards) by Monogram. For such purposes, Monogram has granted Pfizer a license to use certain intellectual property rights and proprietary materials related to Monogram’s Co-Receptor Tropism Assay. Monogram is obligated to assist Pfizer in establishing and operating such facility, for which Pfizer will reimburse Monogram for costs Monogram incurs in providing such assistance. To secure its obligations under the license described above, Monogram has granted Pfizer a security interest in certain of Monogram’s intellectual property rights and proprietary materials related to Monogram’s Co-Receptor Tropism Assay.

Pfizer and Monogram have also extended the Co-Receptor portion of their existing services agreement for support of potential additional Pfizer clinical trials through December 31, 2009. In addition, on May 5, 2006, Monogram and Pfizer entered into a Note Purchase Agreement, pursuant to which Monogram will, subject to satisfaction of certain closing conditions, sell to Pfizer a 3% Senior Secured Convertible Note in the principal amount of $25,000,000. See Items 2.03 and 3.02 below.

On May 8, 2006, Monogram and Pfizer issued a joint press release announcing the collaboration between them. On May 8, 2006, Monogram also issued a press release announcing the proposed investment by Pfizer. Copies of these press releases are included herewith as Exhibits 99.1 and 99.2, respectively.

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2006, Monogram Biosciences, Inc. issued a press release announcing its unaudited financial results for the quarter ended March 31, 2006. A copy of this press release is included herewith as Exhibit 99.3.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As described above under Item 1.01, on May 5, 2006 Monogram entered into a Note Purchase Agreement with Pfizer, Inc., pursuant to which Monogram will, subject to satisfaction of certain closing conditions, sell to Pfizer a 3% Senior Secured Convertible Note in the principal amount of $25,000,000 (the “Note”). The closing of the sale and issuance of the Note is expected to occur on May 19, 2006. The Note will mature four years from its date of issuance. Monogram will pay interest quarterly in arrears on March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 2006. Subject to certain limitations, Monogram will be entitled to make such interest payments using shares of its common stock.

The Note is convertible into shares of Monogram common stock at the election of its holder. Monogram will be required, under the terms of the Note, to repurchase the outstanding amount of the Note at the election of the holder upon certain change of control events described in the Note, or if its common stock is no longer listed or quoted on the Nasdaq National Market or an established automated over-the-counter trading market (including, if applicable, the OTC Bulletin Board). The Note will be secured by a first priority security interest in favor of Pfizer in certain of Monogram’s assets related to its HIV testing business.

Under the terms of the Note, Monogram is prohibited from incurring certain types of indebtedness and certain liens on its assets. Monogram is also subject to certain other covenants as set forth in the Note, including limitations on its ability to enter into new lines of business after issuance of the Note. An event of default under the note will occur if Monogram: is delinquent in making payments of principal or interest; fails, following notice, to cure a breach of a covenant under the Note, the related security agreement or the Note Purchase Agreement; a representation or warranty under the Note, the related security agreement or the Note Purchase Agreement is materially inaccurate; an acceleration event occurs under certain types of Monogram’s other secured indebtedness outstanding from time to time; or certain bankruptcy proceedings are commenced or orders granted.

Item 3.02. Unregistered Sales of Equity Securities.

As described above under Item 1.01, on May 5, 2006 Monogram entered into a Note Purchase Agreement with Pfizer, Inc., pursuant to which Monogram will, subject to satisfaction of certain closing conditions, sell to Pfizer a 3% Senior Secured Convertible Note in the principal amount of $25,000,000. The Note, at the election of its holder, will be convertible into shares of Monogram common stock at a conversion price per share that equals 120% of the average of the closing prices of Monogram’s common stock for the five trading day period ending on the business day immediately preceding the date of issuance of the Note. The conversion price will adjust automatically upon certain changes to Monogram’s capitalization.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Joint Press Release Issued by Monogram Biosciences, Inc. and Pfizer, Inc., dated May 8, 2006.

99.2	Press Release Issued by Monogram Biosciences, Inc., dated May 8, 2006.

99.3	Press Release Issued by Monogram Biosciences, Inc. Regarding its Unaudited Financial Results, dated May 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monogram Biosciences, Inc. (Registrant)

Date: May 8, 2006	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Joint Press Release Issued by Monogram Biosciences, Inc. and Pfizer, Inc., dated May 8, 2006.

99.2	Press Release Issued by Monogram Biosciences, Inc., dated May 8, 2006.

99.3	Press Release Issued by Monogram Biosciences, Inc. Regarding its Unaudited Financial Results, dated May 8, 2006.